Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets

Note 4 - Intangible Assets

Intangible assets consisted of the following at December 31, 2011 and 2010:

	December 31,
	2011	2010
Computer equipment schematics	$1,741,754	$1,639,226
Less: Accumulated amortization	1,579,302	1,441,100
Intangible assets, net	$162,452	$198,126

All of the Company’s intangible assets consist of shapes purchased directly from a graphics designer for the Company’s database library that are schematics of specific computer equipment. These shapes having a finite life are valued at cost and are utilized in the Company’s software with multiple customers in order to enable them to visualize and differentiate the specific computer equipment in their overall network. For example, the Company’s software’s graphical user interface displays a unique shape for each make and model of computer server.

The amortization expense for the years ended December 31, 2011 and 2010 was $138,201 and $160,044, respectively. As of December 31, 2011, the average remaining amortization period was 19 months. Future amortization expense of intangible assets is expected to be approximately $107,000 for 2012, $43,000 for 2013 and $12,000 for 2014. No amortization expense is expected to be recognized after 2014 related to intangible assets existing as of December 31, 2011.